Exhibit 10.5

VRINGO, INC.

TO

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

FIRST SUPPLEMENTAL INDENTURE TO

INDENTURE DATED [    ], 2015

(SENIOR DEBT SECURITIES)

Dated as of [    ], 2015

Senior Secured Convertible Notes

VRINGO, INC.

FIRST SUPPLEMENTAL INDENTURE TO

INDENTURE DATED [    ], 2015

(SENIOR DEBT SECURITIES)

SENIOR SECURED CONVERTIBLE NOTES

FIRST SUPPLEMENTAL INDENTURE, dated as of [    ], 2015 (this “First Supplemental Indenture”), between VRINGO, INC., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a national banking association, as Trustee (the “Trustee”).

RECITALS

A.           The Company has heretofore executed and delivered to the Trustee an Indenture, dated as of [    ], 2015, (the “Indenture”), providing for the issuance from time to time of Securities (as defined in the Indenture) by the Company.

B.           Section 2.01 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

C.           Section 9.01(g) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture without the consent of Holders of Securities in order to establish the form or terms of Securities of any series as provided by Sections 2.01 of the Indenture.

D.           In accordance with that certain Securities Purchase Agreement, dated ●, 2015 (the “Securities Purchase Agreement”), by and among the Company and the investors party thereto (the “Investors”), the Company has agreed to sell to the Investors, and the Investors have agreed to purchase, at the Closing (as defined in the Securities Purchase Agreement) subject to the satisfaction of certain terms and conditions set forth therein), in accordance with the Indenture and this Supplemental Indenture (i) $12,500,000 in aggregate principal amount of the Notes (as defined below) and (ii) Warrants (as defined in the Securities Purchase Agreement) to purchase Common Stock (as defined in the Securities Purchase Agreement) of the Company, to be issued pursuant to the Company’s Registration Statement on Form S-3 (File number 333-182823) (the “Registration Statement”) as filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

E.           The Company hereby desires to supplement the Indenture pursuant to this First Supplemental Indenture to set forth the terms and conditions of the Notes to be issued in accordance herewith.

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH, for and in consideration of the premises and the issuance of the series of Securities provided for herein, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities of such series, as follows:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS

Section 1.1.          RELATION TO INDENTURE; HOLDERS DEEMED TO BE BOUND. This First Supplemental Indenture constitutes an integral part of the Indenture. All references herein to the Indenture shall mean the Indenture, as amended and supplemented by this First Supplemental Indenture. The holders of the Notes, by acceptance of such Notes, are deemed to be bound by the terms and conditions of the Indenture as amended and supplemented by this First Supplemental Indenture.

Section 1.2. DEFINITIONS. For all purposes of this First Supplemental Indenture:

(a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture or in the Securities, as applicable;

(b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this First Supplemental Indenture; and

(c) The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this First Supplemental Indenture.

ARTICLE II

THE SERIES OF SECURITIES

Section 2.1.          TITLE. There shall be a series of Securities designated the “Senior Secured Convertible Note” (the “Notes”).

Section 2.2.          LIMITATION ON AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the Notes shall be limited to $12,500,000.

Section 2.3           RANK. The Notes shall rank senior to all Indebtedness (as defined in the Securities Purchase Agreement) of the Company and shall be secured by the Collateral (as defined in the Security Documents) (as defined in the Securities Purchase Agreement) as provided in the Security Documents.

Section 2.4.          PRINCIPAL PAYMENT DATE. The principal amount of the Notes outstanding (together with any accrued and unpaid interest and other amounts) shall be payable in accordance with the terms and conditions set forth in the Notes on each Installment Date, Interest Date, Conversion Date, Redemption Date and on the Maturity Date, in each case as defined in the Notes.

Section 2.5.          INTEREST AND INTEREST RATES. The rate of interest on the Notes shall be 8% per annum, subject to adjustment as provided in the Notes, accruing from [    ], 2015, and shall be payable at such times and in the manner set forth in the Notes. Any interest to be paid with respect to any Note will, as provided in the Indenture and the Notes, be paid to the record holder of such Note on the applicable Interest Date in Interest Shares, Cash Interest or a combination of Interest Shares and Cash Interest, as applicable, as set forth in the Notes.

Section 2.6.          PLACE OF PAYMENT. Except as otherwise provided in the Notes, (i) the Place of Payment where the Notes may be presented or surrendered for payment or redemption, (ii) where the Notes may be surrendered for registration of transfer or exchange (to the extent required or permitted, as applicable, by the terms of the Notes), and (iii) where notices and demand to or upon the Trustee in respect of the Notes and the Indenture may be made, shall initially be the Corporate Trust Office of the Trustee located in Highlands Ranch, Colorado as specified in the Indenture.

Section 2.7.          REDEMPTION. The Company may redeem the Notes, in whole or in part, at such times and in the manner set forth in the Notes.

Section 2.8.          DENOMINATION. The Securities of this series shall be issuable only in registered form without coupons and in minimum denominations of $1,000 and integral multiples of $1.00 in excess thereof.

Section 2.9.          CURRENCY. Principal and interest and any other amounts payable, from time to time, on the Notes shall be payable in United States Dollars (“U.S. Dollars”) in accordance with Section 24 of the Notes.

Section 2.10.         FORM OF SECURITIES. The Notes shall be issued in the form attached to the Securities Purchase Agreement and hereto as Exhibit A. The Company has elected to issue only definitive Securities and shall not issue any Global Securities hereunder. The terms and provisions set forth in the Notes shall be deemed to be a part of this First Supplemental Indenture as if set forth herein at length.

Section 2.11.         CONVERTIBLE SECURITIES. The Notes are convertible into the Common Stock of the Company upon the terms and conditions set forth in the Notes.

Section 2.12.         SECURITIES REGISTRAR. The Trustee shall maintain the Register as provided in the Notes.

Section 2.13.         SINKING FUND OBLIGATIONS. The Company has no obligation to redeem or purchase any Notes pursuant to any sinking fund or analogous requirement.

Section 2.14.         EXCLUDED PROVISIONS. The Company has elected that none of the following provisions of the Indenture shall be applicable to the Notes and any analogous provisions (including definitions related thereto) of this First Supplemental Indenture and/or the Notes shall govern in lieu thereof:

The following definitions in Section 1.01:

“Business Day”;

“Commission”;

“Conversion Price”;

“Default”;

“Event of Default”;

“Exchange Act”;

“Interest Payment Date”;

“Person”;

“Security Register”;

“Security Registrar”;

“Securityholder”

“Subsidiary”;

“Voting Stock”;

Section 2.03 (Denominations; Provisions for Interest);

Section 2.05 (Registration of Transfer and Exchange);

Section 2.06 (Temporary Securities);

Section 2.11 (Global Securities);

Article III (Redemption of Securities and Sinking Fund Provisions);

Article IV (Covenants);

Article VI (Remedies of the Trustee and Securityholders on Event of Default);

Section 9.01 (Supplemental Indentures Without Consent of Securityholders);

Section 9.02 (Supplemental Indentures With Consent of Securityholders);

Article X (Successor Entity);

Article XI (Satisfaction and Discharge);

Section 12.01 (No Recourse);

Section 13.02 (Actions by Successor);

Section 13.04 (Notices);

Section 13.08 (Payments on Business Days);

Section 13.12 (Assignment);

Section 2.15.         COVENANTS. In addition to the covenants set forth in the Indenture, the Company shall comply with the additional covenants set forth in the Notes and in the Securities Purchase Agreement.

Section 2.16.         IMMEDIATELY AVAILABLE FUNDS. All cash payments of principal and interest shall be made in U.S. dollars and immediately available funds.

Section 2.17.         TRUSTEE MATTERS. For purposes of the Notes, the Security Register shall be kept at the Corporate Trust Office located in Highlands Ranch, Colorado and any notices and demands to or upon the Company in respect of the Notes and the Indenture may be given or served at the Corporate Trust Office located in Highlands Ranch, Colorado.

ARTICLE III

EXPENSES

Section 3.1.          PAYMENT OF EXPENSES. In connection with the offering, sale and issuance of the Notes, the Company, in its capacity as borrower with respect to the Notes, shall pay all costs and expenses relating to the offering, sale and issuance of the Notes, and the compensation and expenses of the Trustee under the Indenture in accordance with the provisions of Section 7.06 of the Indenture.

Section 3.2.          PAYMENT UPON RESIGNATION OR REMOVAL. Upon termination of this First Supplemental Indenture or the Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1.          TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 4.2.          ADOPTION, RATIFICATION AND CONFIRMATION. The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.3.          CONFLICT WITH INDENTURE; TRUST INDENTURE ACT. Notwithstanding anything to the contrary in the Indenture, if any conflict arises between the terms and conditions of this First Supplemental Indenture (including, without limitation, the terms and conditions of the Notes attached to the Securities Purchase Agreement and hereto as Exhibit A) and the Indenture, the terms and conditions of this First Supplemental Indenture (including the Notes) shall control; provided, however, that if any provision of this First Supplemental Indenture or the Notes limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this First Supplemental Indenture, the latter provisions shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provisions shall be deemed to apply to the Indenture as so modified or excluded, as the case may be.

Section 4.4.          AMENDMENTS; WAIVER. This First Supplemental Indenture may be amended by the written consent of the Company and each Holder of Notes. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 4.5.          SUCCESSORS. This First Supplemental Indenture shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes.

Section 4.6.          SEVERABILITY. If any provision of this First Supplemental Indenture shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this First Supplemental Indenture in that jurisdiction or the validity or enforceability of any provision of this First Supplemental Indenture in any other jurisdiction.

Section 4.7.          COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 4.8.          GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

VRINGO, INC.

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

●, as Trustee

By:
Name:
Title:

EXHIBIT A

(FORM OF SECURITY)